Exhibit 99.4

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements are based on the historical consolidated financial statements of The First Bancshares, Inc. (hereinafter referred to as the “Company” or “we” and similar terms unless the context indicates otherwise) and First Florida Bancorp (“FFB”) and are adjusted to give effect to the merger of FFB with and into the Company on October 31, 2019 (the “Merger”).

The unaudited pro forma combined consolidated balance sheet as of December 31, 2018 is presented as if the merger had occurred on December 31, 2018. The unaudited pro forma combined consolidated balance sheet as of June 30, 2019 is presented as if the merger had occurred on June 30, 2019. The unaudited pro forma combined consolidated statements of income for the year ended December 31, 2018 and for the six month period ended June 30, 2019 are presented as if the merger had occurred on January 1, 2018. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statement only, expected to have a continuing impact on consolidated results of operations, and, as such, First Bancshares’ one-time merger costs for the merger are not included. The historical results of operations for FPB Financial Corp., or FPB, for the period of January 1, 2019 through March 2, 2019 (the FPB merger transaction closed on March 2, 2019) are included in the unaudited pro forma combined consolidated statement of income for the six months ended June 30, 2019. The historical results of operations for FPB for the period of year ended December 31, 2018 are included in the unaudited pro forma combined consolidated statement of income for the year ended December 31, 2018. The unaudited pro forma combined statements of income for the year ended December 31, 2018 and for the six months ended June 30, 2019 assume the FPB merger was completed on January 1, 2018. The historical results of operations for Southwest Banc Shares, Inc., or Southwest, Sunshine Financial, Inc., or Sunshine, FMB Banking Corporation, or FMB, and FPB Financial Corp., or FPB, for the period of year ended December 31, 2018 are included in the unaudited pro forma combined consolidated statement of income for the year ended December 31, 2018. The unaudited pro forma combined statements of income for the year ended December 31, 2018 assume the Southwest, Sunshine, FMB and FPB mergers were completed on January 1, 2018. No pro forma adjustments for FPB is presented for the unaudited pro forma combined consolidated balance sheet since such transaction is already reflected in First Bancshares’ historical financial condition at June 30, 2019.

The unaudited pro forma combined consolidated financial statements are provided for informational purposes only. The unaudited pro forma combined consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the mergers been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined consolidated financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined consolidated financial statements should be read together with:

•	The accompanying notes to the unaudited pro forma combined consolidated financial statements;

•	First Bancshares’ unaudited consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2019, included in First Bancshares’ Quarterly Report on Form 10-Q for the six months ended June 30, 2019, which is incorporated by reference into this Current Report filed on Form 8-K/A;

•	First Bancshares’ audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2018, included in First Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2018, which is incorporated by reference into this Current Report filed on Form 8-K/A;

•	FFB’s unaudited consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2019, which are included as Exhibit 99.2 to this Current Report filed on Form 8-K/A; and

•	FFB’s audited consolidated financial statements and accompanying notes as of the year ended December 31, 2018, which are included as Exhibit 99.2 to this Current Report filed on Form 8-K/A.

THE FIRST BANCSHARES, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of December 31, 2018

(in thousands)

(unaudited)

	Historical
	The First Bancshares, Inc.	FFB	Pro Forma Adjustments		Pro Forma Combined
Assets
Cash, due from banks and interest-bearing bank balances and interest-bearing time deposits	$159,107	$63,109	$(40,931	)(3)	$181,285
Securities and Federal Home Loan Bank Stock	514,928	115,541	—		630,469
Loans, net	2,050,357	217,479	(279	)(2)(4)	2,267,557
Mortgage loans held for sale	4,838	4,640	—		9,478
Other assets	73,453	328	—		73,781
Buildings, Furniture & Fixtures and Equipment	74,783	5,826	1,300	(8)	81,909
Deferred tax asset	2,826	2,064	(39	)(1)	4,851
Accrued interest receivable	10,778	1,618			12,396
Core deposit intangible	23,166	-	4,670	(5)	27,836
Goodwill	89,750	-	32,437	(7)	122,187
Total assets	$3,003,986	$410,605	$(2,842)		$3,411,749
Liabilities and Stockholders’ Equity
Deposits	$2,457,459	$355,612	$—		$2,813,071
Federal Home Loan Bank Advances and other borrowings	166,021	11,034	—		177,055
Other liabilities	17,252	808	—		18,060
Total liabilities	2,640,732	367,454	—		3,008,186
Stockholders’ equity
Equity	363,254	43,151	(2,842	)(6)	403,563
Total liabilities and stockholders’ equity	$3,003,986	$410,605	$(2,842)		$3,411,749

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

THE FIRST BANCSHARES, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2019

(in thousands)

(unaudited)

	Historical
	The First Bancshares, Inc.	FFB	Pro Forma Adjustments		Pro Forma Combined
Assets
Cash, due from banks and interest-bearing bank balances and interest-bearing time deposits	$165,984	$56,758	$(40,931	)(3)	$181,811
Securities and Federal Home Loan Bank Stock	622,822	132,126	—		754,948
Loans, net	2,339,907	240,639	(279	)(2)(4)	2,580,267
Mortgage loans held for sale	8,597	10,310	—		18,907
Other assets	92,510	4,095	—		96,605
Buildings, Furniture & Fixtures and Equipment	97,115	5,829	1,300	(8)	104,244
Deferred tax asset	—	—	(39	)(1)	1,631
Accrued interest receivable	—	1670
Core deposit intangible	26,447	—	4,670	(5)	31,117
Goodwill	119,202	—	32,437	(7)	151,639
Total assets	$3,472,584	$451,427	$(2,842)		$3,921,169
Liabilities and Stockholders’ Equity		—
Deposits	$2,831,200	$387,032	$—		$3,218,232
Federal Home Loan Bank Advances and other borrowings	151,850	15,697	—		167,547
Deferred tax liability	2,951	—	—		2,951
Other liabilities	20,302	974	—		21,276
Total liabilities	3,006,303	403,703	—		3,410,006
Stockholders’ equity
Equity	466,281	47,724	(2,842	)(6)	511,163
Total liabilities and stockholders’ equity	$3,472,584	$451,427	$(2,842)		$3,921,169

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

THE FIRST BANCSHARES, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2018
(in thousands, except per share data)
(unaudited)

																	Pro Forma
	Historical	Historical				Historical				Historical				Historical			Southwest,
	The First Bancshares, Inc.	Southwest Banc Shares, Inc.	Pro Forma Adjustments		Pro Forma Combined	Sunshine Financial, Inc.	Pro Forma Adjustments		Pro Forma Combined	FMB Banking Corp	Pro Forma Adjustments		Pro Forma Combined	FPB	Pro Forma Adjustments		Sunshine, FMB and FPB Combined
INTEREST INCOME
Loans	$86,822	$2,143	$327	(9)	$89,292	$2,068	$183	(9)	$91,543	$13,364	$1,810	(9)	$106,717	$15,392	$1,308	(9)	$123,417
Investment securities and other	13,156	367	-		13,523	103	-		13,626	2,499	-		16,125	2,643	-		18,768
Total interest income	99,978	2,510	327		102,815	2,171	183		105,169	15,863	1,810		122,842	18,035	1,308		142,185
INTEREST EXPENSE
Deposits	10,793	275	28	(10)	11,096	89	29	(10)	11,214	1,432	-	(10)	12,646	1,849	(437	)(10)	14,058
Borrowed funds	4,298	25	-		4,323	144	-		4,467	134	-		4,601	417	-		5,018
Total interest expense	15,091	300	28		15,419	233	29		15,681	1,566	-		17,247	2,266	(437)		19,076
Net interest income	84,887	2,210	299		87,396	1,938	154		89,488	14,297	1,810		105,595	15,769	1,745		123,109
Provision for loan losses	2,120	10	-		2,130	30	-		2,160	-	-		2,160	492	-		2,652
Net interest income after provision for loan losses	82,767	2,200	299		85,266	1,908	154		87,328	14,297	1,810		103,435	15,277	1,745		120,457
NON-INTEREST INCOME
Fees and service charges	11,040	353	-		11,393	102	-		11,495	2,544	-		14,039	1,279	-		15,318
Other	9,521	(277)	-		9,244	257	-		9,501	184	-		9,685	1,712	-		11,397
Total non-interest income	20,561	76	-		20,637	359	-		20,996	2,728	-		23,724	2,991	-		26,715
NON-INTEREST EXPENSE
Salaries and employee benefits	36,893	950	-		37,843	1,008	-		38,851	7,691	-		46,542	7,296	-		53,838
Occupancy and equipment	8,125	254	12	(11)	8,391	260	12	(11)	8,663	2,399	30	(11)	11,092	1,219	108	(11)	12,419
Other operating expense	17,483	753	-		18,236	735	-		18,971	2,930	-		21,901	3,059	-		24,960
Amortization of core deposit intangible	-	-	210	(13)	210	-	144	(13)	354	-	500	(13)	854	-	480	(13)	1,334
Merger related expense	13,810	1,782	-	(12)	15,592	762	-	(12)	16,354	-	-	(12)	16,354	-	-	(12)	16,354
Total non-interest expense	76,311	3,739	222		80,272	2,765	156		83,193	13,020	530		96,743	11,574	588		108,905
Income before provision for income taxes	27,017	(1,463)	77		25,631	(498)	(2)		25,131	4,005	1,280		30,416	6,694	1,157		38,267
Provision for income taxes	5,792	(73)	(351	)(14)	5,368	72	(127	)(14)	5,314	17	1,320	(14)	6,651	1,301	685	(14)	8,637
Net Income (loss)	21,225	(1,390)	428		20,263	(570)	125		19,818	3,988	(40)		23,765	5,393	472		29,630
Preferred dividends and stock accretion	-	-	-		-	-	-		-	-	-		-	-	-
Net income (loss) applicable to common shareholders	$21,225	$(1,390)	$428		$20,263	$(570)	$125		$19,818	$3,988	$(40)		$23,765	5,393	472		29,630

Net Income per share:
Basic	$1.63				$1.91				$1.75				$1.81				$1.91
Diluted	$1.62				$1.89				$1.74				$1.80				$1.90
Cash Dividends per common share	$0.2000				$0.2000				$0.2000				$0.2000				$0.2000
Book Value per common share	$27.22				$22.66				$23.17				$24.97				$26.41

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

THE FIRST BANCSHARES, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2018
(in thousands, except per share data)
(unaudited)

	Pro Forma	Historical
	Southwest,
	Sunshine, FMB		Pro Forma		Pro Forma
	and FPB Combined	FFB	Adjustments		Combined
INTEREST INCOME
Loans	$123,417	$14,537	$744	(9)	$138,698
Investment securities and other	18,768	4,093	-		22,846
Total interest income	142,185	18,630	744		161,559
INTEREST EXPENSE
Deposits	14,058	3,549	-	(10)	17,607
Borrowed funds	5,018	321	-		5,339
Total interest expense	19,076	3,870	-		22,946
Net interest income	123,109	14,760	744		138,613
Provision for loan losses	2,652	150	-		2,802
Net interest income after provision for loan losses	120,457	14,610	744		135,811
NON-INTEREST INCOME
Fees and service charges	15,318	977	-		16,295
Other	11,397	2,544	-		13,941
Total non-interest income	26,715	3,521	-		30,236
NON-INTEREST EXPENSE
Salaries and employee benefits	53,838	6,940	-		60,778
Occupancy and equipment	12,419	1,768	36	(11)	14,223
Other operating expense	24,960	3,083	-		28,043
Amortization of core deposit intangible	1,334	-	468	(13)	1,802
Merger related expense	16,354	-	-	(12)	16,354
Total non-interest expense	108,905	11,791	504		121,200
Income before provision for income taxes	38,267	6,340	240		44,847
Provision for income taxes	8,637	1,481	187	(14)	10,305
Net Income (loss)	29,630	4,859	53		34,734
Preferred dividends and stock accretion	-	-	-		-
Net income (loss) applicable to common shareholders	$29,630	$4,859	$53		$34,734

Net Income per share:
Basic	$1.91				$2.02
Diluted	$1.90				$2.01
Cash Dividends per common share	$0.2000				$0.2000
Book Value per common share	$26.41				$28.84

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

THE FIRST BANCSHARES, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the six months ended June 30, 2019

(in thousands, except per share data)

(unaudited)

	Historical					Historical
	The First Bancshares,	FPB Financial	Pro Forma		Pro Forma		Pro Forma		Pro Forma
	Inc.	Corp.	Adjustments		Combined	FFB	Adjustments		Combined
INTEREST INCOME
Loans	$61,269	$2,684	$218	(9)	$64,171	$7,848	$372	(9)	$72,391
Investment securities and other	9,576	427	—		10,003	2,126	—		12,129
Total interest income	70,845	3,111	218		74,174	9,974	372		84,520
INTEREST EXPENSE
Deposits	9,686	374	(81	)(10)	9,979	2,259	—	(10)	12,238
Borrowed funds	3,255	88	—		3,343	216	—		3,550
Total interest expense	12,941	462	(81)		13,322	2,475	—		15,797
Net interest income	57,904	2,649	299		60,852	7,499	372		68,723
Provision for loan losses	1,913	35	—		1,948	—	—		1,948
Net interest income after provision for loan losses	55,991	2,614	299		58,904	7,499	372		66,775

NON-INTEREST INCOME
Fees and service charges	3,750	379	—		4,129	386	—		4,222
Other	8,520	102	—		8,622	1,839	—		10,461
Total non-interest income	12,270	481	—		12,751	1,932	—		14,683
NON-INTEREST EXPENSE
Salaries and employee benefits	22,312	1,345	—		23,657	3,361	—		27,018
Occupancy and equipment	4,974	334	18	(11)	5,326	884	18	(11)	6,228
Other operating expense	12,230	599	—		12,829	1,689	—		14,518
Amortization of core deposit intangible	—	—	80	(13)	80	—	234	(13)	314
Merger related expense	3,270	—	—	(12)	3,270	—	—	(12)	3,270
Total non-interest expense	42,786	2,278	98		45,162	5,934	252		51,348
Income before provision for income taxes	25,475	817	201		26,493	3,497	120		30,110
Provision for income taxes	5,857	(552)	810	(14)	6,115	844	71	(15)	7,030
Net Income (loss)	19,618	1,369	(609)		20,378	2,653	549		23,080
Preferred dividends and stock accretion	—	—	—		—	—	—		—
Net income (loss) applicable to common shareholders	$19,618	$1,369	$(609)		$20,378	$2,653	$49		$23,080
Net Income per share:
Basic	$1.20				$1.24				$1.28
Diluted	$1.19				$1.23				$1.27
Cash Dividends per common share	$0.1500				$0.1500				$0.1500
Book Value per common share	$27.22				$27.26				$37.59

THE FIRST BANCSHARES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 — Basis of Presentation

The unaudited pro forma condensed combined financial information included herein has been prepared pursuant to the rules and regulations of the SEC. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to such rules and regulations. However, management believes that the disclosures are adequate to make the information presented not misleading.

Note 2 — Completed Acquisitions

FPB

On March 2, 2019, First Bancshares completed its acquisition of FPB, and immediately thereafter merged its wholly-owned subsidiary, Florida Parishes Bank with and into The First. First Bancshares paid a total consideration of approximately $78.2 million in stock to the FPB shareholders as consideration in the merger, which included 2,377,501 shares of Company common stock, and approximately $5 thousand in cash.

In connection with the acquisition, First Bancshares recorded approximately $29.6 million of goodwill and $4.8 million of core deposit intangible. Goodwill is not deductible for income taxes. The core deposit intangible will be amortized to expense over 10 years.

First Bancshares acquired the $247.8 million loan portfolio at an estimated fair value discount of $3.1 million. The discount represents expected credit losses, adjusted for market interest rates and liquidity adjustments.

Expenses associated with the acquisition were $2.1 million for the six months period ended June 30, 2019. These costs included system conversion and integrating operations charges and legal and consulting expenses, which have been expensed as incurred.

The following table summarizes the provisional fair values of the assets acquired and liabilities assumed on March 2, 2019 ($ in thousands):

Purchase Price:
Cash and stock	$78,225
Total purchase price	78,225

Identifiable Assets:
Cash and due from banks	14,748
Investments	93,604
Loans	244,665
Bank owned life insurance	7,312
Core deposit intangible	4,793
Personal and real property	17,358
Other assets	2,135
Total assets	384,615

Liabilities and equity:
Deposits	312,453
Borrowed funds	17,250
Other liabilities	6,291
Total liabilities	335,994
Net assets acquired	48,621
Goodwill resulting from acquisition	$29,604

The outstanding principal balance and the carrying amount of these loans included in the consolidated balance sheet as of the date of acquisition and at June 30, 2019, are as follows ($ in thousands):

	March 2, 2019	June 30, 2019
Outstanding principal balance	$247,774	$231,928
Carrying amount	244,665	229,208

FMB

On November 1, 2018, First Bancshares completed its acquisition of FMB, and immediately thereafter merged its wholly-owned subsidiary, Farmers & Merchants Bank, with and into The First. First Bancshares paid a total consideration of approximately $79.5 million to the former FMB shareholders including 1,763,042 shares of First Bancshares’s common stock and approximately $16.0 million in cash.

In connection with the acquisition, First Bancshares recorded approximately $36.2 million of goodwill and $10.2 million of core deposit intangible. Goodwill is not deductible for income taxes. The core deposit intangible will be amortized to expense over 10 years.

First Bancshares acquired FMB’s $325.5 million loan portfolio at an estimated fair value discount of $7.6 million. The discount represents expected credit losses, adjusted for market interest rates and liquidity adjustments.

Expenses associated with the acquisition were $556 thousand for the six months period ended June 30, 2019. These costs included system conversion and integrating operations charges and legal and consulting expenses, which have been expensed as incurred.

The following table summarizes the provisional fair values of the assets acquired and liabilities assumed on November 1, 2018 ($ in thousands):

Purchase Price:
Cash and stock	$79,547
Total purchase price	79,547

Identifiable Assets:
Cash and due from banks	28,556
Investments	97,331
Loans	317,909
Bank owned life insurance	13,639
Core deposit intangible	10,203
Personal and real property	15,204
Other assets	3,054
Total assets	485,896

Liabilities and equity:
Deposits	431,276
Borrowed funds	5,369
Other liabilities	5,894
Total liabilities	442,539
Net assets acquired	43,357
Goodwill resulting from acquisition	$36,190

The outstanding principal balance and the carrying amount of these loans included in the consolidated balance sheets as of the acquisition date and at June 30, 2019, are as follows ($ in thousands):

	November 1, 2018	June 30, 2019
Outstanding principal balance	$325,509	$272,947
Carrying amount	317,909	266,883

Sunshine

On April 1, 2018, First Bancshares completed its acquisition of Sunshine, and immediately thereafter merged its wholly-owned subsidiary, Sunshine Community Bank, with and into The First. First Bancshares paid a total consideration of $30.5 million to the Sunshine shareholders as consideration in the merger which included 726,461 shares of First Bancshares common stock and $7 million in cash.

In connection with the acquisition, First Bancshares recorded $9.5 million of goodwill and $4.1 million of core deposit intangible. Goodwill is not deductible for income taxes. The core deposit intangible will be amortized to expense over 10 years.

First Bancshares acquired the $173.1 million loan portfolio at an estimated fair value discount of $4.5 million. The discount represents expected credit losses, adjusted for market interest rates and liquidity adjustments.

Expenses associated with the acquisition were $250 thousand for the six months period ended June 30, 2019. These costs included system conversion and integrating operations charges as well as legal and consulting expenses, which have been expensed as incurred.

The outstanding principal balance and the carrying amount of these loans included in the consolidated balance sheets as of the date of acquisition and at June 30, 2019, are as follows ($ in thousands):

	April 1, 2018	June 30, 2019
Outstanding principal balance	$173,052	$152,583
Carrying amount	168,561	149,665

Southwest

On March 1, 2018, First Bancshares completed its acquisition of Southwest, and immediately thereafter merged its wholly-owned subsidiary, First Community Bank, with and into The First. First Bancshares paid a total consideration of $60.0 million to the Southwest shareholders as consideration in the merger which included 1,134,010 shares of First Bancshares common stock and $24 million in cash.

In connection with the acquisition, First Bancshares recorded $23.9 million of goodwill and $5.8 million of core deposit intangible. Goodwill is not deductible for income taxes. The core deposit intangible will be amortized to expense over 10 years.

First Bancshares acquired the $274.7 million loan portfolio at an estimated fair value discount of $3.5 million. The discount represents expected credit losses, adjusted for market interest rates, and liquidity adjustments.

Expenses associated with the acquisition were $368 thousand for the six months period ended June 30, 2019. These costs included systems conversions and integrating operations charges, as well as legal and consulting expenses, which have been expensed as incurred.

The outstanding principal balance and the carrying amount of these loans included in the consolidated balance sheets as of the date of acquisition and at June 30, 2019, are as follows ($ in thousands):

	March 1, 2018	June 30, 2019
Outstanding principal balance	$274,669	$174,041
Carrying amount	271,150	172,343

Note 3 — First Bancshares’ Proposed Acquisition of FFB

On July 22, 2019, First Bancshares entered into entered into the merger agreement with FFB, whereby FFB will be merged with and into First Bancshares (the “First Florida Merger”). Pursuant to the merger agreement,  each outstanding share of FFB stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive (i) $5.20 in cash and (ii) 0.257 of a share of First Bancshares’ common stock. Each share of FFB common stock subject to options granted under any equity plan of FFB, or its subsidiaries, that is outstanding immediately prior to the effective time of the merger is fully vested and nonforfeitable, and must be exercised prior to the effective time of the merger in order to receive the merger consideration. Each option to purchase FFB common stock granted under any equity plan of FFB or its subsidiaries, that is outstanding and unexercised immediately prior to the effective time of the merger will be cancelled and be of no further force and effect.

The following table summarizes the calculation of the purchase price and the preliminary allocation of the purchase price to the estimated fair value of assets and liabilities ($ in thousands):

Purchase Price:
Cash paid and value of stock issued		$85,128

Fair Value of assets acquired:
Cash and due from banks	$56,758
Securities, FHLB Stock and FNBB Stock	132,126
Loans, net	240,360
Mortgage loans held for sale	10,310
Buildings, furniture, fixtures and equipment	7,129
Core deposit intangible	4,670
Other Assets	5,041
Total assets acquired	$456,394

Fair value of liabilities acquired:
Deposits	387,032
Other borrowings	15,697
Other liabilities	974
Total liabilities assumed	$403,703
Fair Value of net assets acquired		52,691
Preliminary pro forma goodwill		$32,437

THE FIRST BANCSHARES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 4 — Pro Forma Adjustments

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial information. All adjustments are based on current assumptions and valuations, which are subject to change:

(1) Adjustment reflects the deferred tax impact of fair value adjustments and core deposit intangible.

(2) Adjustment reflects elimination of historical allowance for loan losses.

(3) Adjustment reflects payment of cash consideration of $34.0 million and transaction costs of $6.9 million.

(4) Adjustment reflects estimated fair value, including expected credit losses, market interest rates and liquidity adjustments.

(5) Adjustment reflects estimated fair value of acquired core deposit intangible of $4.7 million. The anticipated core deposit intangible will be calculated as the present value of the difference between a market participant's cost of obtaining alternative funds and the cost to maintain the acquired deposit base. Deposit accounts that are evaluated as part of the core deposit intangible include demand deposit, money market and savings accounts.

(6) Adjustment reflects common stock issued in merger, net of the elimination of FFB's historical stockholder's equity.

(7) Adjustment reflects the excess of the purchase price over the estimated fair value of net assets acquired.

(8) Adjustment reflects an adjustment for the fair value of buildings.

(9) Interest income on loans was adjusted to reflect the anticipated difference between the contractual interest rate earned on loans and estimated discount accretion over the remaining life of the acquired loans based on current market yields for similar loans.

(10) Interest expense on deposits was adjusted to reflect the anticipated amortization of the time deposit fair value adjustment over the remaining life of the deposits.

(11) Adjustment to depreciation expense relating to the fair value of buildings over their estimated useful lives.

(12) For the interim period June 30, 2019, additional nonrecurring merger related costs are expected to be: $6.9 million for FFB. These direct transaction related expenses are not included in the unaudited pro forma consolidated income statements.

(13) Adjustment reflects the anticipated amortization of core deposit intangible over an estimated ten year useful life and calculated on a straight-line basis.

(14) Adjustment reflects the tax impact of the pro forma acquisition accounting adjustments, as well as the tax impact due to the S Corp status at effective tax rate.

(15) Adjustment reflects the tax impact of the pro forma acquisition accounting adjustments.